                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Tax Managed Equity Growth Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Asset Allocation Portfolio
                        Comstock Portfolio
                        Domestic Income Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Global Equity Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                        Strategic Stock Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Equity Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund



* Funds that have not commenced investment operations.

MICHIGAN INSURED MUNICIPALS INCOME TRUST                                        SERIES 168
MINNESOTA INSURED MUNICIPALS INCOME TRUST                                       SERIES 63
INVESTMENT GRADE MUNICIPAL TRUST                                                SERIES 10
INSURED MUNICIPALS INCOME TRUST                                                 SERIES 442
STRATEGIC MATURITY TRUST, INTERMEDIATE SERIES                                   SERIES 4
INVESTMENT GRADE TRUST                                                          SERIES 2
VK INSURED INCOME TRUST                                                         SERIES 90
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                                         SERIES 5
MORGAN STANLEY CONSUMER INDEX PORTFOLIO                                         SERIES 5
DOW 30 INDEX TRUST                                                              SERIES 13
EAFE STRATEGIC 20 TRUST                                                         SERIES 21
COMPETITIVE EDGE BEST IDEAS PORTFOLIO                                           SERIES 21
ENERGY PORTFOLIO                                                                SERIES 2
FINANCIAL INSTITUTIONS TRUST                                                    SERIES 13
FINANCIAL INSTITUTIONS PORTFOLIO CLASSIC SERIES                                 SERIES 13
SELECT 5 INDUSTRIAL PORTFOLIO                                                   SERIES 21
FOCUS VALUE PORTFOLIO                                                           SERIES 4
VK GREAT INTERNATIONAL FIRMS TRUST                                              SERIES 19
VK HEALTHCARE AND PHARMACEUTICAL TRUST                                          SERIES 18
VK INTERNET TRUST                                                               SERIES 32
STRATEGIC GROWTH LARGE CAP PORTFOLIO                                            SERIES 21
VK LIFE PORTFOLIOS BIOTECHNOLOGY & PHARMACEUTICAL SERIES                        SERIES 1
VK LIFE PORTFOLIOS INTERNET SERIES                                              SERIES 1
VK LIFE PORTFOLIOS MS HIGH TECHNOLOGY 35 INDEX SERIES                           SERIES 1
VK LIFE PORTFOLIOS MS US MULTINATIONAL 50 INDEX SERIES                          SERIES 1
VK LIFE PORTFOLIOS BANDWIDTH & TELECOMMUNICATIONS SERIES                        SERIES 1
MORGAN STANLEY HI-TECH 35 INDEX TRUST                                           SERIES 24
MS HIGH TECHNOLOGY INDEX CLASSIC SERIES                                         SERIES 24
NASDAQ STRATEGIC 10 TRUST                                                       SERIES 21
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO                                  SERIES 11
ROARING 2000S TRUST                                                             SERIES 16
ROARING 2000S PORTFOLIO CLASSIC SERIES                                          SERIES 16
ROARING 2000S TRUST, TRADITIONAL SERIES                                         SERIES 12
STRATEGIC SMALL CAP PORTFOLIO                                                   SERIES 21
SELECT 10 INDUSTRIAL PORTFOLIO                                                  SERIES 22
SELECT S AND P INDUSTRIAL PORTFOLIO                                             SERIES 21
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                                       SERIES 21
VK TELECOMMUNICATION TRUST                                                      SERIES 18
TELE GLOBAL PORTFOLIO CLASSIC SERIES                                            SERIES 18
COHEN AND STEERS REIT INCOME PORTFOLIO                                          SERIES 2
VK POWER PORTFOLIO                                                              SERIES 4
SELECT GROWTH TRUST                                                             JANUARY 2002 SERIES